Exhibit 10.33

***Certain information has been excluded from this exhibit because it is both (i) not material and (ii) the type that the registrant customarily and actually treats as private or confidential. Such omitted information is indicated by brackets (“[***]”) in this exhibit***

FIRST AMENDMENT TO COLLABORATION AND LICENSE AGREEMENT

THIS FIRST AMENDMENT (this “First Amendment”) to the COLLABORATION AND LICENSE AGREEMENT dated January 22, 2024 (the “Agreement”) is effective as of January 8, 2025 (“First Amendment Effective Date”), by and between Aspen Neuroscience, Inc. (“Aspen”) and Cell-X Technologies, Inc. (“Cell-X”).

WHEREAS, Cell-X and Aspen desire to amend the Agreement upon the terms and conditions noted below;

WHEREAS, the scope of Schedule 4.1(a) Collaboration Plan of the Agreement is to be expanded to include additional activities and goals; and

WHEREAS, pursuant to the above paragraph, Schedule 4.1(b) Collaboration Budget will be updated accordingly and will include an additional payment in the amount of [***] to be paid within [***] of receipt of invoice.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.
The scope of Schedule 4.1(a) Collaboration Plan of the Agreement is hereby expanded to include the following:

[***]

2.
Pursuant to the above Section 1, Schedule 4.1(b) Collaboration Budget of the Agreement is hereby replaced in its entirety by a new Schedule 4.1(b) Collaboration Budget to include an additional payment in the amount of [***] to be paid [***] of receipt of invoice, attached to this First Amendment as Exhibit A.
3.
This First Amendment, together with the Agreement, constitutes the entire agreement between Cell-X and Aspen with respect to the subject matter hereof.
4.
Except as provided herein, all other terms, conditions and provisions of the Agreement shall remain in full force and effect.
5.
This First Amendment may be executed in one or more counterparts, either by fax or PDF, each of which shall be deemed an original, and all of which shall constitute one and the same instrument.

[signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed by their duly authorized corporate officers or representatives as of the First Amendment Effective Date.

ASPEN NEUROSCIENCE, INC.		CELL-X TECHNOLOGIES, INC.

By:	/s/ Damien McDevitt	By:	/s/ [***]

Name:	Damien McDevitt	Name:	[***]

Title:	President and CEO	Title:	[***]

Date:	January 8, 2025	Date:	January 8, 2025

Exhibit A

Collaboration Budget

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